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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 1997
                                                          -------------

                               1st Bergen Bancorp
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-27686                    22-3409845
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


              250 Valley Boulevard, Wood-Ridge, New Jersey    07075
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               (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code (201) 939-3400
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Item 5.  Other.
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     The Registrant issued a press release on July 29, 1997 announcing its second fiscal quarter 1997 earnings.

Item 7.  Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.



Exhibit No.                Description
-----------                -----------
    99                     Press Release dated July 29, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   1ST BERGEN BANCORP
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                                                      (Registrant)




Dated: July 30, 1997                         By: /s/ ALBERT E. GOSSWEILER
                                                 ------------------------
                                                 Albert E. Gossweiler,
                                                 Executive Vice President
                                                 and Chief Financial
                                                 Officer


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                                  EXHIBIT INDEX
                                  -------------
                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Exhibit No.                Description                                Page No.
-----------                -----------                                --------
    99                     Press Release dated July
                           29, 1997.



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